TEAMSTAFF®

TEAMSTAFF Rx
THE STAFFING SOLUTION

RS Staffing Services, Inc.

dsi
payroll services
Built for the trades.

Annual Shareholders Meeting
April 27, 2006

NASDAQ: TSTF

Nursing Innovations sm

A Division of TeamStaff Rx ®

CONFIDENTIAL

1

TeamStaff Board of Directors

Chairman, T. Stephen Johnson

Vice-Chairman, Karl W. Dieckmann

Directors

Ron Aldrich

Peter Black

Martin J. Delaney

Ben Dyer

Rocco J. Marano

T. Kent Smith

2

TeamStaff Management

T. Kent Smith, President and CEO

Rick Filippelli, Vice President and CFO

James D. Houston, Vice President, General Counsel and Secretary

Greg Haygood, Chief Technology Officer

Timothy Nieman, Senior Vice-President

Peter Rosen, Vice President, Human Resources

Cheryl Presuto, Controller

Kathleen Charles, General Manager, DSi Payroll Services, Inc.

Roger Staggs, President, RS Staffing Services, Inc.

Barry McDonald, President, TeamStaff Rx, Inc.

Lee Booth, President, Nursing Innovations

3

Agenda

1.

Welcome and Introductions

2.

Quorum Determination

3.

Board of Directors Elections

4.

Vote on TeamStaff, Inc. 2006 LTIP

5.

Business Presentation

                a.  Company Overview & Vision

                b.  Overview of Brands

                c.  Company Turnaround 2003-2005

                d.  Company Acquisitions

              e.  Healthcare Staffing Industry Overview and Trends

                f.   Financials

                g.  Summary

4

  Forward-Looking Statements

This presentation contains "forward-looking statements" as defined by the Federal
Securities Laws.  TeamStaff's actual results could differ materially from those described in such forward-looking statements as a result of certain risk factors, including but not limited to: (i) regulatory and tax developments; (ii) changes in direct costs and operating expenses; (iii) the estimated costs and effectiveness of capital projects and investments in technology and other infrastructure; (iv) our ability to effectively implement business strategies including, but not limited to, new business and acquisition strategies for temporary medical and administrative staffing and operating efficiency initiatives; (v) the effectiveness of sales and marketing efforts, including marketing arrangements with other companies; (vi) changes in the competitive environment in the temporary staffing, permanent placement and payroll processing industries; (vii) dependence upon key personnel; and (viii) other one-time events and other important factors disclosed previously and from time to time in TeamStaff's filings with the U.S. Securities and
Exchange Commission.  These factors and risks are described in further detail in
TeamStaff’s filings with the U.S. Securities and Exchange Commission including, but not limited to, its Form 10-K for its fiscal year ending September 30, 2005 and 10-Q for the period ending December 31, 2005 and current reports on Form 8-K.

CONFIDENTIAL

5

TeamStaff Rx

The Staffing Solution

RS Staffing Services, Inc.

dsi

payroll services

Built for the trades.

    Overview of TeamStaff, Inc. Brands

Payroll Services

Brand:

Healthcare Staffing

Services Brands:

Nursing Innovations sm

A Division of TeamStaff Rx ®

CONFIDENTIAL

Clearwater, FL

Acquired 11/2004

Memphis, TN

Acquired 6/2005

Monroe, GA

6

| | | |
|---|---|---|
| | TEAMSTAFF Rx<br>THE STAFFING SOLUTION | |
| | | |
| | TEAMSTAFF Rx<br>THE STAFFING SOLUTION | |
| | RS Staffing Services, Inc. | RS Staffing Services, Inc. |

Travel

(13-week contract)

Per Diem*
(daily/wkly)

Permanent

Placement

Vendor/Facilities

Management (3-5
Year Contracts)

Service Offering

* Memphis, TN only

Nurse

Allied Health/Pharmacy

Company Vision:  Reposition TeamStaff As A
Top Dozen ‘1-Stop Shop’ Healthcare Staffing
Provider To The Commercial & Govt. Sectors

CONFIDENTIAL

Nursing Innovations sm

A Division of TeamStaff Rx ®

Nursing Innovations sm

A Division of TeamStaff Rx ®

Nursing Innovations sm

A Division of TeamStaff Rx ®

7

Revenues of $23.7 million for the Trailing Twelve Months ended December 31,
2005

A Leading National Provider of Allied ‘Travel’ Health Personnel and Permanent
Placement

Focus on specialty areas that are critical for hospital—radiological techs, cardiovascular techs, ultrasound techs, radiation therapists, nuclear medicine techs, physicists, MRI techs, etc.

Currently have a database of over 12,000 allied healthcare personnel

Healthcare Personnel Are Typically Placed on 13-week Assignments

Hospitals pay for housing, car and travel

Travelers receive full benefits, e.g., healthcare, 401(k), etc.

Current Client Base Includes over 400 Healthcare Facilities

      Overview of

CONFIDENTIAL

8

Annualized Revenues of  $14 million

Voted a “Top Ten” Nurse Travel Company by Highway Hypodermics in 2004

           -Provides RN’s, LPN’s, Med Surgical, Cardiac Cath, ER and OR Nurses

              -Currently has a database of over 5,000 nurses

              -Nurses are typically placed on 13-week assignments nationally

Additionally Provides Nurse Per Diem--daily & weekly shifts, in Memphis only

Assets Acquired November 2004

Currently serves over 40 Healthcare Facilities

    Overview of

Nursing Innovations

A Division of TeamStaff Rx ®

CONFIDENTIAL

9

RS Staffing Services, Inc.

$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
9.8
14.7
23.8
31.1
41.2
41.1
2000
2001
2002
2003
2004
2005
Revenue in Millions

Overview of

CONFIDENTIAL

  Pre-Acquisition Pre-Tax Income (adjusted for

    owner takeouts) of approximately $2.1 million

    for FYE 2004

  Healthcare and Clerical Provided to the

   Government – VA & GSA (Government

   Services Administration)

  Government contracts are typically awarded

    for 3-5 years, helping to offset the  cyclicality

    of current healthcare staffing brands

  Provides full range of staffing- travel, per diem

    – daily & weekly shifts, permanent placement

    and facilities management via teaming partners

2004 includes approximately $3.9 million in FEMA contracts as compared to $1.6 million in 2005.

In addition, 2005 reflects approximately $0.7 million of lost contract revenue related to Hurricane Katrina.

10

$4.8 million in Revenues for the Trailing Twelve Months ended
December 31, 2005

Operating Pre-Tax margins approximately 40%

Steady source of cash flow

Niche Payroll and Tax Reporting Service for the Construction
Industry

Serves the Tri-State area--New York, New Jersey and Connecticut

Provides customized union reporting and Certified Payrolls

Founded in 1969

Overview of

CONFIDENTIAL

11

Company Turnaround 2003-2005:  $29m Loss in Fiscal ’03
Improved To Consecutive Quarters Operating Breakeven In 2005

Built New & Experienced Leadership Team

General Staffing and Healthcare Staffing Industry Experience

Public Company/Executive Management Experience

Sold PEO to Gevity in November 2003

PEO Was Low Margin, Capital Intensive Business

Provided Capital to Focus on Core Healthcare Staffing Business

Reduced Corporate Overhead Costs

Cut $3.5 million in Annualized Costs in FYE 2004

Streamlined approximately $1.0m in Additional Annualized Rx &
Corporate Overhead in  3Q 2005

CONFIDENTIAL

12

Company Acquisitions:  Reposition TeamStaff As
A Top Dozen ‘1-Stop’ Healthcare Staffing
Provider To The Commercial & Govt. Sectors

Successful Equity Raise to Initiate Acquisitions

$4 Million “Pipe” Offering Completed November 2004

Made Two Acquisitions To Improve Company Scale &
Market Position to the Healthcare Providers

Bought  $14 Million Revenue Travel Nurse Company in November 2004

Bought $41 million Healthcare Provider to the Government

Provide Company with a Broader Product Offering for the Hospitals

Reduce cyclicality by entering Government segments with long term contracts

CONFIDENTIAL

13

Company Acquisitions:  Purchasing RS Staffing
in June 2005 Doubled Our Size, Provided Entry
Into The Growing Govt. Sector, and Access To A
$7 Million Credit Line with PNC

             TeamStaff

FY04 TSTF revenue $37m

FY04 TSTF loss from
continuing operations $(1.8)m

3/31/05 identified
approximately $1.0m additional
overhead cuts

No significant debt

               RS Staffing

$10m stock purchase:

      -$3.25m cash+$6.75m
      note/stock/earn out

FY04 RSS revenue $41m

FY04 $0.9 million pre-tax
income including $1.2 million of
non recurring expenses

CONFIDENTIAL

*PNC Line of Credit was extended to $8 million in February ’06.

14

Locum Tenens

(Physicians)

$1.0

Travel Nursing

$1.5

*Source: Staffing Industry Analysts, Inc. estimates and projections

Per Diem

  Nursing

$4.2

Allied Health/Pharmacy/Other

$3.3

Industry Overview:  TeamStaff Participates in
Three Segments of a $10 Billion Industry

CONFIDENTIAL

15

$12
$10
$8
$6
$4
$2
$0
2000
2001
2002
2003
2004
2005 (E)
2006 (E)
2007 (E)
Volume in Billions

Source: Staffing Industry Analysts, Inc. estimates and projections

Change vs. Prior Year          +27%     +11%    -8.5%    -3.0%   +2.5%     +5.0%     +6.0%

U.S. Healthcare Staffing Market

Industry Overview:  Past 3 Years have
Been “Stormy,” but Industry started to Rebound in 2nd
Half of CY2005

CONFIDENTIAL

7.9

10.0

11.1

10.2

9.8

10.0

10.5

11.2

16

US Population Is Aging

US Population over 65 Is Expected to Increase by over 14% by 2010

Creates Substantial Increase in Demand for Healthcare Services

Projected Need for Nurses is Rising

6 of 10 Fastest Growing Occupations Are in Healthcare

US Born Nurses Sitting for License Exams Down by 19,000 Since 1995

Average Age of Nurse is 41, Up from 36 in 1980

American Hospital Association (“AHA”) Estimates Currently 126,000
Open RN Positions

AHA Projects Shortage May Grow to 800,000 by 2020

Industry Overview:  Attractive Future
Dynamics For HealthCare Professionals

CONFIDENTIAL

17

The American Nurses Association's Nationwide State Legislative Agenda

## NURSE STAFFING PLANS AND RATIOS

WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
NJ
DE
AK
Legislation/regulation introduced in 2005; 19 states (CA, CT, FL, HI, IA, IL, IN, KS, MA, MD, MI, MO, NJ, NY, PA, RI, VT, WA, WV)
Legislation/regulation enacted in 2005; 2 states (OR, RI)
Legislation enacted in prior years: 8 states (CA [regulations and legislation], ME, FL, KY, NV [regulations] OR, TX, [regulations], VA)

July 2005

*Source: Nursingworld.org

CONFIDENTIAL

Industry Overview: Legislative Mandates Are
Driving Hospital Staffing Demands

18

| | | |
|---|---|---|
| ▪<br>▪<br>▪ | ▪<br>▪<br>▪ | ▪<br>▪<br>▪ |
| ▪ | ▪ | ▪<br>▪ |

Industry Overview:  Healthcare Staffing Industry Trends
Are Repeating History From the Commercial Staffing
Trends of the 1990’s

Roll-up potential for TSTF

Or TSTF could be

  purchased

Acquisitions necessary to

   broaden service offering

Larger, quality providers

 will survive & benefit,

 while the smaller vendors

 will go away or sell

Acquisitions for additional
service offerings to create
One-Stop Shops

Acquisitions to build scale

Acquisitions to realize Top
5/10/20 industry size
objectives

Nursing providers adding
Allied/Pharmacy/Other

Travel providers adding
‘Per Diem’, and vice versa

Providers adding
Permanent Placement and
Vendor/Facilities
Management capabilities

41% of Healthcare
Organizations Plan to
Consolidate Vendors

Hospitals currently
narrowing to about 10
healthcare providers

Eventually hospitals will
narrow to 3-5 Providers

Industry Consolidation

One-Stop

Shopping

Vendor Consolidation

CONFIDENTIAL

19

CONFIDENTIAL

Income Statement

20

Dec. 04

Mar. 05

June 05

Sept. 05

2005

Dec. 05

1st Qtr

2nd Qtr

3rd Qtr

4th Qtr

Total

1st Qtr

   ($ in Thousands, except per share data)

Revenue

10,201

$

10,899

$

13,521

$

21,232

$

55,852

$

21,056

$

Gross Profit

2,589

2,626

2,762

4,174

12,151

4,311

Gross Profit % of Revenue

25.4%

24.1%

20.4%

19.7%

21.8%

20.5%

Total SG&A Expenses

3,133

3,429

3,823

3,943

14,328

4,052

Fee Income

48

36

41

31

157

40

EBITDA

(496)

(767)

(1,020)

261

(2,021)

299

EBITDA % of Revenue

-4.9%

-7.0%

-7.5%

1.2%

-3.6%

1.4%

Depreciation & Amortization

149

184

103

125

561

122

EBIT

(645)

(951)

(1,123)

137

(2,582)

177

Interest Income/(Expense) Net

11

4

(35)

(132)

(151)

(175)

Pre-tax (Loss) Income

(634)

(947)

(1,158)

5

(2,734)

2

Tax

(239)

(362)

(440)

2

(1,039)

1

Net (Loss) Income from Continuing Op.

(394)

$

(585)

$

(718)

$

3

$

(1,695)

$

1

$

EPS from Continuing Operations

(0.02)

$

(0.03)

$

(0.04)

$

-

$

(0.09)

$

-

$

Full diluted shares outstanding

  end of period

18,114

18,114

19,313

19,278

19,278

19,278

Fiscal 2005

CONFIDENTIAL

21

*

*

* In March 2006, TeamStaff received $2.25 Million Release of Workers’ Compensation Collateral.

Balance Sheet

12/31/05

9/30/05

($ in Thausands)

(Unaudited)

Assets

Current Assets:

   Cash and cash equivalents

247

$

1,304

$

   Restricted cash

-

-

   Accounts receivable

10,857

9,470

   Deferred tax asset

717

634

   Prepaid workers' compensation

1,480

1,461

   Other current assets

1,448

1,155

Total current assets

14,749

14,024

Equipment and improvements, net

1,160

1,266

Deferred tax asset, net of current portion

17,771

17,848

Tradename

4,199

4,199

Goodwill

10,281

10,281

Prepaid workers' compensation, net of current

2,200

2,200

Other assets

248

236

Total assets

50,608

$

50,054

$

Liabilities and shareholders' equity

Current liabilities:

   Current postion of LTD

122

$

120

$

   Notes payable

1,790

1,543

   Bank Line of Credit

5,419

4,006

   Accrued workers' compensation

1,750

2,050

   Accrued Payroll

1,535

1,512

   Accrued Pension Liability

210

294

   Accounts Payable

1,276

1,537

   Accrued Expenses & other liabilities

1,681

1,960

Total current liabilities

13,783

13,022

Long-term debt, net of current portion

189

220

Notes payable

1,500

1,500

Accrued Pension Liability

444

578

Liabilities from discontinued Operations

348

422

Total liabilities

16,264

15,742

Total shareholders' equity

34,344

34,312

Total liabilities and shareholders' equity

50,608

$

50,054

$

CONFIDENTIAL

Corporate Overhead Continues to Decline
Despite Acquisition Growth

Employee Related

Other SG&A

1Q05

1Q06

9%

$1.48m

$1.35m

22

Summary Of TeamStaff Opportunities

Long-Term Growth Dynamics of Healthcare

Staffing Industry Rebounding fully in 2006

Capability to make additional Acquisitions to
Bolster Healthcare Offering & Top 20 Scale

Large contract potential with Government Staffing

Differentiators:

       One-Stop Shopping for Hospitals

       Top Five Government & Travel Allied Provider

       National Sales force focused on Relationship

            Selling to Key Decision Makers

Experienced Staffing Industry Leadership Team

CONFIDENTIAL

23